                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                -----------

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                            ----------------------


                       Date of Report (Date of earliest
                        event reported): June 17, 1997


                       CABLEVISION SYSTEMS CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      1-9046                      11-2776686
   --------------          ------------------------        ------------------
     (State of             (Commission File Number)          (IRS Employer
   incorporation)                                          Identification No.)


   One Media Crossways, Woodbury, New York                          11797
   ---------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


                              (516)  364-8450
                      -------------------------------
                      (Registrant's telephone number,
                           including area code)

ITEM 5.   Other Events.

         On June 17, 1997, Cablevision Systems Corporation (the "Registrant" or the "Company") and ITT Corporation ("ITT") and certain of their affiliates completed the redemption by Madison Square Garden, L.P. ("MSG") of a portion of ITT's 50% interest in MSG (the "MSG Redemption"). As a result of the MSG Redemption and the contemporaneous contribution by Rainbow Media Holdings, Inc. ("Rainbow Media") of SportsChannel Associates ("SportsChannel New York") to MSG (described below), Rainbow Media's interest in MSG increased from 50% to 89.8%. ITT received $500 million from MSG and maintains a 10.2% equity interest in MSG. MSG financed the redemption with borrowings under an $850 million senior secured credit facility.

         ITT has the right to require the Company to repurchase one-half of its remaining equity interest in MSG on June 17, 1998 (the "Initial Put Right") for $75 million (or $94 million if ITT contributes to MSG ownership of an aircraft used to transport professional sports teams) and its remaining equity interest in MSG on June 17, 1999 for $75 million (or $94 million if the aircraft is contributed). If ITT does not exercise its Initial Put Right, the purchase price for its entire remaining equity interest in MSG on June 17, 1999 will be $150 million (or $188 million if the aircraft is contributed). The Company has the right to satisfy any or all of its put obligations by having MSG redeem the equity interests being put by ITT in cash. The Company also can satisfy its put obligation in cash or, subject to certain conditions, the Company's Class A common stock. ITT's put rights with respect to its remaining equity interest in MSG will be accelerated if there occurs a bankruptcy event relating to the Company or MSG, a dissolution of MSG or an acceleration of or failure to pay at maturity any indebtedness of the Company or MSG in an aggregate amount equal to or greater than $20 million. The Company has the right on June 17, 2000 to purchase for cash ITT's remaining equity interest in MSG if ITT chooses not to exercise either of its put options. The purchase price for ITT's remaining equity interest in MSG so repurchased by the Company will be the greater of the fair market value of ITT's remaining equity interest in MSG and the amount ITT would have received if it had exercised its right to put such interests to the Company. The Company will also have the right to repurchase, or at the Company's election to cause MSG to redeem, all of ITT's remaining equity interest in MSG at any time following a Change in Control (as defined) of ITT, at the same purchase price that would apply if ITT put its remaining equity interest in MSG to the Company.

         The financial statements of Madison Square Garden, L.P. are filed herewith as Exhibit 99.1.

         The Registrant files herewith the following condensed pro forma consolidated financial information for the year ended December 31, 1996 and six months ended June 30, 1997, including the pro forma information relating to the MSG Redemption.

             CONDENSED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

    The following condensed pro forma consolidated balance sheet as of June 30, 1997 presents the Company's financial position as adjusted to give effect to the acquisition by the Company from Warburg Pincus Investors, L.P. ("Warburg") of the equity interests that Warburg owned in A-R Cable Services, Inc. ("A-R Cable") for $112.3 million on July 2, 1997 (the "A-R Cable Transaction") as described under "Recent Developments" in the Company's Form 10-Q for the quarter ended June 30, 1997 (the "June 30, 1997 Form 10-Q"), as if it had occurred as of that date. The following condensed pro forma consolidated statement of operations for the year ended December 31, 1996 presents the Company's consolidated results of operations as adjusted to give effect to (i) the transaction in which Rainbow Programming Holdings, Inc. merged with and into Rainbow Media and NBC Cable Holding, Inc., a subsidiary of National Broadcasting Company, Inc. ("NBC"), received a 25% equity interest in non-voting Class C common stock of Rainbow Media in exchange for NBC's contribution of its partnership interests in certain of Rainbow Media's programming networks (collectively, the "NBC Transaction"), as described under "Note 5. Acquisitions" in the June 30, 1997 Form 10-Q, (ii) the MSG Redemption, (iii) the acquisition by the Company from Warburg of the equity interests that Warburg owned in A-R Cable Partners and Cablevision of Framingham Holdings, Inc. ("CFHI") for $41.2 million on June 11, 1997, as described under "Note 5. Acquisitions" in the June 30, 1997 Form 10-Q, and the A-R Cable Transaction (collectively, the "1997 Warburg Transactions"), and (iv) the 1996 acquisitions of U.S. Cable Television Group, L.P. ("U.S. Cable") and Cablevision of Newark (the "U.S. Cable and Newark Acquisitions") as described in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, in each case as if they had occurred at the beginning of the period presented. The following condensed pro forma consolidated statement of operations for the six months ended June 30, 1997 presents the Company's consolidated results of operations as adjusted to give effect to
(i) the NBC Transaction, (ii) the MSG Redemption, and (iii) the 1997 Warburg Transactions, in each case as if they had occurred at the beginning of the period presented.

    The condensed pro forma consolidated financial statements should be read in conjunction with the notes thereto and the historical consolidated financial statements and notes thereto incorporated herein by reference. The pro forma financial information has been prepared for comparative purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions occurred on the dates indicated nor does it purport to indicate the future results of operations or the future financial condition of the Company.

                CABLEVISION SYSTEMS CORPORATION AND SUBSIDIARIES

                 CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)

                                                                   A-R CABLE
                                                     HISTORICAL  TRANSACTION*    PRO FORMA
                                                     ----------  ------------   -----------
ASSETS
Cash and cash equivalents..........................  $   34,460   $      215(1)  $   34,675
Accounts receivable--trade, net....................     188,976        1,911(1)     190,887
Notes and other receivables........................      35,719        1,378(1)      37,097
Prepaid expenses and other assets..................      61,402          689(1)      40,166
                                                                     (21,925)(4)
Property, plant and equipment, net.................   1,698,710      105,718(1)   1,804,428
Investments in affiliates..........................      41,619                      41,619

Advances to affiliates.............................       7,128          195(1)       3,810
                                                                      (3,513)(2)
Feature film inventory.............................     159,142                     159,142
Intangible assets, net.............................   2,313,114       87,052(1)   2,400,166
Deferred financing, acquisition
  and other costs, net.............................     108,054          373(1)     108,427

                                                     ----------   ----------     ----------
                                                     $4,648,324   $  172,093     $4,820,417
                                                     ----------   ----------     ----------
                                                     ----------   ----------     ----------
LIABILITIES & STOCKHOLDERS' DEFICIENCY
Accounts payable...................................  $  215,961   $   16,493(1)  $  232,454
Accrued liabilities................................     430,923       19,507(1)     450,430
Accounts payable to affiliates.....................       8,791       28,113(1)       8,393
                                                                     (24,998)(5)
                                                                      (3,513)(2)
Deferred revenue...................................      30,536                      30,536
Feature film and contract rights payable...........     256,817                     256,817
Bank debt..........................................   2,863,066       90,376(4)   2,953,442
Senior debt........................................                  398,367(1)     398,367
Subordinated debentures............................   1,323,172                   1,323,172
Subordinated notes payable.........................     151,000                     151,000
Obligation to related party........................     189,958                     189,958
Capital lease obligations and other debt...........      45,095                      45,095
Minority interest..................................     134,110                     134,110
                                                     ----------   ----------     ----------
                                                      5,649,429      524,345      6,173,774
                                                     ----------   ----------     ----------
Deficit investment in affiliates...................     550,581     (533,990)(2)     16,591
                                                     ----------   ----------     ----------
Redeemable preferred stock.........................   1,062,884      364,569(1)   1,062,884
                                                                    (269,041)(3)
                                                                     (95,528)(2)
                                                     ----------   ----------     ----------
Stockholders' deficiency:
  Preferred stock..................................          15                          15
  Common stock.....................................         249                         249
  Paid-in capital..................................     164,950                     164,950
  Accumulated deficit..............................  (2,779,784)      24,998(5)  (2,598,046)
                                                                     156,740(3)
                                                     ----------   ----------     ----------
                                                     (2,614,570)     181,738     (2,432,832)
                                                     ----------   ----------     ----------
                                                     $4,648,324   $  172,093     $4,820,417
                                                     ----------   ----------     ----------
                                                     ----------   ----------     ----------

------------------------
* See Note A of Notes to Condensed Pro Forma Consolidated Financial Statements.

                CABLEVISION SYSTEMS CORPORATION AND SUBSIDIARIES

            CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           PRO FORMA ADJUSTMENTS*
                                              -----------------------------------------------------------------

                                                                                  1997         U.S. CABLE/
                                                  NBC             MSG           WARBURG          NEWARK
                                  HISTORICAL  TRANSACTION     REDEMPTION      TRANSACTIONS    ACQUISITIONS           PRO FORMA
                                  ----------  -----------  -----------------  ------------  -----------------       -----------

Revenues........................  $1,315,142   $ 121,591(6)     $ 399,214(10)  $  142,575(15)     $  67,429(21)    $2,045,951
                                  ----------   ---------        ---------      ----------         ---------        -----------
Operating expenses:
  Technical.....................     538,272      83,938(6)       253,618(10)      54,309(15)        30,820(21)       960,957
  Selling, general and
    administrative..............     313,476      38,592(6)        55,289(10)      32,591(15)        15,545(21)       449,805
                                                                                   (5,067)(16)         (621)(22)
  Depreciation and
    amortization................     388,982       3,870(6)        60,860(10)      46,686(15)        23,981(21)       557,527
                                                   5,391(7)        10,520(11)       3,456(17)        13,781(23)
                                  ----------   ---------        ---------      ----------         ---------        -----------
                                   1,240,730     131,791          380,287         131,975            83,506         1,968,289
                                  ----------   ---------        ---------      ----------         ---------        -----------
    Operating profit (loss).....      74,412     (10,200)          18,927          10,600           (16,077)           77,662
Other income (expense):
  Interest expense..............    (268,177)       (424)(6)      (17,850)(10)    (45,884)(15)      (14,137)(21)     (425,854)
                                                                  (66,185)(12)    (13,018)(18)       (2,214)(24)
                                                                                    1,786(16)           249(22)
  Interest income...............       3,162         477(6)                            53(15)            53(21)         3,745
  Share of affiliates' net
    income (loss)...............     (82,028)      3,266(8)        (2,041)(13)     73,166(19)           844(25)        (6,793)
  Write-off of deferred interest
    and financing costs.........     (37,784)                                      (3,495)(15)                        (41,279)
  Provision for preferential
    payment to related party....      (5,600)                                                                          (5,600)
  Minority interest.............      (9,417)     14,393 (9)       18,547(14)                                          23,523
  Miscellaneous, net............      (6,647)       (498)(6)        1,766(10)      (2,798)(15)         (157)(21)       (8,334)
                                  ----------   ---------        ---------      ----------         ---------        -----------
Net income (loss)...............    (332,079)      7,014          (46,836)         20,410(20)       (31,439)         (382,930)
Dividend requirements applicable
  to preferred stock............    (127,780)                                      49,977(15)                        (127,780)
                                                                                  (49,977)(16)
                                  ----------   ---------        ---------      ----------         ---------        -----------
Net income (loss) applicable to
  common stockholders...........  $ (459,859)  $   7,014        $ (46,836)     $   20,410         $ (31,439)       $ (510,710)
                                  ----------   ---------        ---------      ----------         ---------        -----------
                                  ----------   ---------        ---------      ----------         ---------        -----------

Net loss per common share.......  $   (18.52)                                                                      $   (20.57)
                                  ----------                                                                       -----------
                                  ----------                                                                       -----------
Average number of common shares
  outstanding (in thousands)....      24,827                                                                           24,827
                                  ----------                                                                       -----------
                                  ----------                                                                       -----------

------------------------

*   See Note B of Notes to Condensed Pro Forma Consolidated Financial
    Statements.

                CABLEVISION SYSTEMS CORPORATION AND SUBSIDIARIES

            CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          PRO FORMA ADJUSTMENTS*
                                             ------------------------------------------------


                                                 NBC               MSG          1997 WARBURG
                              HISTORICAL     TRANSACTION       REDEMPTION       TRANSACTIONS           PRO FORMA
                              -----------    -----------       -----------      -------------         -----------
Revenues..................     $ 797,065      $  33,905(26)     $194,337(30)      $  71,506(35)        $1,096,813
                               ---------      ---------         --------          ---------            ----------
Operating expenses:
  Technical...............       340,430         21,388(26)      117,926(30)         27,083(35)           506,827
  Selling, general and
  administrative..........       214,619         11,251(26)       28,178(30)         17,644(35)           269,173
                                                                                     (2,519)(36)
  Depreciation and
  amortization............       222,581          1,508 (26)      28,289(30)         21,676(35)           281,808
                                                  1,348 (27)       4,822(31)          1,584(37)
                               ---------      ---------         --------          ---------            ----------
                                 777,630         35,495          179,215             65,468             1,057,808
                               ---------      ---------         --------          ---------            ----------
    Operating profit
      (loss)..............        19,435         (1,590)          15,122              6,038                39,005
Other income (expense):
  Interest expense........      (153,785)          (642)(26)      (8,371)(30)       (22,074)(35)         (209,227)
                                                                 (20,638)(32)        (4,912)(38)
                                                                                      1,195(36)
  Interest income.........           828            142(26)                              22(35)               992
  Share of affiliates' net
    income (loss).........       (31,481)         1,922(28)       (8,277)(33)        37,837(39)                 1
  Provision for
    preferential payment
    to related party......        (2,800)                                                                  (2,800)
  Minority interest.......         3,828          1,269(29)        3,936(34)                                9,033
  Miscellaneous, net......        (3,991)                                            (2,382)(35)           (6,373)
                               ---------      ---------         --------          ---------            ----------
Net income (loss).........      (167,966)         1,101          (18,228)            15,724(40)          (169,369)
Dividend requirements
  applicable to preferred                                                            28,297(35)
  stock...................       (72,731)                                           (28,297)(36)          (72,731)
                               ---------      ---------         --------          ---------            ----------
Net income (loss)
  applicable to common
  stockholders............     $(240,697)     $   1,101         $(18,228)         $  15,724            $ (242,100)
                               ---------      ---------         --------          ---------            ----------
                               ---------      ---------         --------          ---------            ----------
Net loss per common
  share...................     $   (9.69)                                                             $    (9.75)
                               ----------                                                             -----------
                               ----------                                                             -----------
Average number of common
  shares outstanding (in
  thousands)..............         24,842                                                                  24,842
                               ----------                                                             -----------
                               ----------                                                             -----------

------------------------

*   See Note C of Notes to Condensed Pro Forma Consolidated Financial
    Statements.

NOTE A--NOTES TO CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1997

1997 WARBURG TRANSACTIONS

(1) As a result of the A-R Cable Transaction, the assets and liabilities of A-R Cable will be combined with the Company's consolidated balance sheet amounts. The adjustments referenced by this Note (1) reflect the consolidation of such amounts as of the balance sheet date.

(2) Represents the elimination of the Company's deficit investment in A-R Cable ($533,990,000), the elimination of the Company's A-R Cable preferred stock ($95,528,000) and the reclassification of intercompany amounts.

(3) Represents the excess ($156,740,000) of the book value at June 30, 1997 ($269,041,000) of A-R Cable's series A preferred stock over the purchase price attributable to such preferred stock ($112,301,000).

(4) Represents the additional bank debt ($90,376,000) incurred to purchase the series A preferred stock of A-R Cable and the reclassification of the deposit of $21,925,000 made in February 1997 with respect to the transaction.

(5) Represents the elimination of the liability for management fees and accrued interest thereon recorded by A-R Cable but previously reserved by the Company.


NOTE B-- NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
        THE YEAR ENDED DECEMBER 31, 1996

NBC TRANSACTION

(6) As a result of the NBC Transaction, the results of operations of certain companies previously accounted for under the equity method are now consolidated with the Company's consolidated results of operations. The adjustments referenced by this Note (6) reflect the consolidation of such amounts for the year ended December 31, 1996.

(7) Represents the amortization, based on an average 10-year life, of the excess costs resulting from the exchange of 25% of the Company's interests in Rainbow Media for NBC's interests in certain individual entities.

(8) Represents the elimination of the Company's share of affiliates' net income or loss previously recorded for entities that are now consolidated and records the additional share of affiliates' net income or loss of interests contributed by NBC in certain entities that continue to be recorded on an equity basis.

(9) Represents NBC's minority interest in the net loss of Rainbow Media and a minority interest in one of the companies previously accounted for under the equity method.

NOTE B-- NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
        THE YEAR ENDED DECEMBER 31, 1996 (CONTINUED)

MSG REDEMPTION

(10) As a result of the MSG Redemption, the results of operations of MSG will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (10) reflect the consolidation of such amounts for the year ended December 31, 1996.

(11) Represents the amortization, based on an average 30-year life, of the excess costs resulting from the acquisition of 39.8% of MSG and the contribution of SportsChannel New York to MSG.

(12) Represents interest expense on additional debt incurred to purchase additional interests in MSG and the amortization of deferred financing costs incurred in connection with obtaining the additional bank debt.

(13) Represents the elimination of the Company's share of net income of MSG previously recorded using the equity method of accounting.

(14) Represents the minority interest in the net loss of MSG and SportsChannel New York owned by ITT, and by NBC through its interest in Rainbow Media.

1997 WARBURG TRANSACTIONS

(15) As a result of the 1997 Warburg Transactions, the results of operations of A-R Cable, A-R Cable Partners and CFHI("the Warburg Companies") will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (15) reflect the consolidation of such amounts for the year ended December 31, 1996.

(16) Represents the elimination of preferred stock dividends recorded by A-R Cable and management fees and accrued interest thereon earned by the Company and recorded on the books of the Warburg Companies. These management fees and related interest had not been paid and the Company had not reflected any accrual for such amounts in its financial statements.

(17) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired of $34,558,000.

(18) Represents interest expense on the additional bank debt incurred to complete the 1997 Warburg Transactions.

(19) Represents the elimination of the net losses of the Warburg Companies previously recorded by the Company using the equity method of accounting.

(20) The Condensed Pro Forma Statement of Operations for the Year Ended December 31, 1996 does not give effect to the gain recorded on the liquidation of A-R Cable's series A preferred stock.

U.S. CABLE/NEWARK ACQUISITIONS

(21) As a result of the acquisition of the 80% partnership interest in U.S. Cable and the acquisition of 75% of partnership interests in Cablevision of Newark not already owned by the Company, the results of operations of U.S. Cable and Cablevision of Newark were combined with the Company's consolidated results of operations as of the acquisition date. The adjustments referenced by this Note (21) reflect the consolidation of such amounts for the period prior to the acquisition date.

NOTE B-- NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
        THE YEAR ENDED DECEMBER 31, 1996 (CONTINUED)

(22) Represents the elimination of management fees and interest thereon earned by the Company and recorded on the books of U.S. Cable and Cablevision of Newark. These management fees and related interest had not been paid and the Company had not reflected any accrual for such amounts in its financial statements.

(23) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired, offset by the elimination of pre-acquisition amortization of intangibles.

(24) Represents the interest expense on the additional bank debt incurred to complete the acquisition of Cablevision of Newark.

(25) Represents the elimination of the net loss of Cablevision of Newark previously recorded by the Company using the equity method of accounting.


NOTE C-- NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
        THE SIX MONTHS ENDED JUNE 30, 1997

NBC TRANSACTION

(26) As a result of the NBC Transaction, the results of operations of certain companies previously accounted for on an equity basis are now consolidated with the Company's consolidated results of operations. The adjustments referenced by this Note (26) reflect the consolidation of such amounts for the period prior to the date of the transaction.

(27) Represents the amortization, based on an average 10-year life, of the excess costs resulting from the exchange of 25% of the Company's interests in Rainbow Media for NBC's interests in certain entities.

(28) Represents the elimination of the Company's share of affiliates' net income or loss previously recorded for entities that are now consolidated and records the additional share of affiliates' net income or loss of interests contributed by NBC in certain entities that continue to be recorded on an equity basis.

(29) Represents NBC's minority interest in the net loss of Rainbow Media and a minority interest in one of the companies previously accounted for under the equity method.

MSG REDEMPTION

(30) As a result of the MSG Redemption, the results of operations of MSG will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (30) reflect the consolidation of such amounts for the period prior to the date of the transaction.

(31) Represents the amortization, based on an average 30-year life, of the excess costs resulting from the acquisition of 39.8% of MSG and the contribution of SportsChannel New York to MSG.

NOTE C-- NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
        THE SIX MONTHS ENDED JUNE 30, 1997 (CONTINUED)

(32) Represents interest expense on additional debt incurred to purchase additional interests in MSG and the amortization of deferred financing costs incurred in connection with obtaining the additional bank debt.

(33) Represents the elimination of the Company's share of net income of MSG previously recorded using the equity method of accounting.

(34) Represents the minority interest in the net loss of MSG and SportsChannel New York owned by ITT, and by NBC through its interest in Rainbow Media.

1997 WARBURG TRANSACTIONS

(35) As a result of the 1997 Warburg Transactions, the results of operations of the Warburg Companies will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (35) reflect the consolidation of such amounts for the six months ended June 30, 1997.

(36) Represents the elimination of preferred stock dividends recorded by A-R Cable and management fees and accrued interest thereon earned by the Company and recorded on the books of the Warburg Companies. These management fees and related interest had not been paid and the Company had not reflected any accrual for such amounts in its financial statements.

(37) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired of $34,558,000.

(38) Represents interest expense on the additional bank debt incurred to complete the 1997 Warburg Transactions.

(39) Represents the elimination of the net losses of the Warburg Companies previously recorded by the Company using the equity method of accounting and the elimination of preferred stock dividends previously recorded by A-R Cable.

(40) The Condensed Pro Forma Statement of Operations for the Six Months Ended June 30, 1997 does not give effect to the gain recorded on the liquidation of A-R Cable's series A preferred stock.

ITEM 7.   Financial Statements, PRO FORMA Financial Information and
          Exhibits.

         (c)  Exhibits.

         99.1 Financial Statements of Madison Square Garden, L.P.



                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CABLEVISION SYSTEMS CORPORATION


                                       By:  /s/ William J. Bell
                                          --------------------------
                                          Name:  William J. Bell
                                          Title: Vice Chairman


Date:  August 29, 1997